UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      December 12, 2006
                                                 -------------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              1-13703                                 13-3995059
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      (Commission File Number)              (IRS Employer Identification No.)

        1540 Broadway; 15th Floor
           New York, New York                           10036
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(Address of Principal Executive Offices)              (Zip Code)

                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

      On December 12, 2006, Six Flags, Inc. (the "Company") held a previously-announced teleconference to provide a mid-quarter update on the Company's operations. The teleconference was webcast and is available for playback as indicated in the Company's press release dated November 29, 2006. A copy of the press release the Company issued in connection with the call is furnished as Exhibit 99.1, and the text of the script for the presentation made by Jeff Speed, the Company's Chief Financial Officer, during the teleconference is furnished as Exhibit 99.2.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (d)   Exhibits

     99.1   Press Release, dated December 12, 2006.

     99.2   Presentation for Teleconference held December 12, 2006.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SIX FLAGS, INC.


                                 By:   /s/ James M. Coughlin
                                    --------------------------------------------
                                    Name:  James M. Coughlin
                                    Title: General Counsel



Date: December 12, 2006

                                  EXHIBIT INDEX

                                                                 Paper (P) or
Exhibit No.                     Description                     Electronic (E)
------------- ------------------------------------------------- --------------
    99.1      Press Release, dated December 12, 2006.                  E

    99.2      Presentation for Teleconference held December            E
              12, 2006.